                                                                    EXHIBIT 3.2P


                           UNIROYAL CHEMICAL COMPANY,

                                      INC.

                           (A NEW JERSEY CORPORATION)

                                     BY-LAWS

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I.  Offices......................................................     1

        Section      1.      Registered Office in New Jersey. ...........     1
        Section      2.      Principal Executive Office..................     1
        Section      3.      Other Offices...............................     1

ARTICLE II.  Meetings of Shareholders....................................     1

        Section      1.      Annual Meetings.............................     1
        Section      2.      Special Meetings............................     2
        Section      3.      Place of Meetings...........................     2
        Section      4.      Notice of Meetings..........................     2
        Section      5.      Means of Giving Notice......................     2
        Section      6.      Time of Notice..............................     2
        Section      7.      Record Date.................................     3
        Section      8.      List of Shareholders........................     3
        Section      9.      Quorum......................................     3
        Section      10.     Adjournment.................................     4
        Section      11.     Organization................................     4
        Section      12.     Agenda and Rules of Order...................     4
        Section      13.     Conduct of Business at Meetings.............     4
        Section      14.     Action by Shareholders Without
                              a Meeting..................................     5

 ARTICLE III.  Board of Directors........................................     5

        Section      1.      Board of Directors..........................     5
        Section      2.      Qualifications of Directors.................     5
        Section      3.      Number of Directors.........................     5
        Section      4.      Election and Term of Office.................     6
        Section      5.      Vacancies...................................     6
        Section      6.      Resignation of Directors....................     6
        Section      7.      Removal of Directors........................     6
        Section      8.      Quorum of Directors.........................     6
        Section      9.      Place of Meetings...........................     7
        Section      10.     Organization Meeting........................     7
        Section      11.     Regular Meetings............................     7
        Section      12.     Special Meetings............................     7
        Section      13.     Notice of Meetings..........................     7
        Section      14.     Organization................................     7
        Section      15.     Order of Business...........................     8
        Section      16.     Adjournment.................................     8

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                                TABLE OF CONTENTS

                                   (continued)

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                                                                            ----

        Section      17.     Action by Board of Directors
                              Without a Meeting..........................     8
        Section      18.     Action by Conference Telephone..............     8
        Section      19.     Compensation................................     8
        Section      20.     Advisory Directors..........................     9

ARTICLE IV.  Committees of Directors.....................................     9

        Section      1.      Executive Committee.........................     9
        Section      2.      Executive Committee to Report
                              to the Board...............................     11
        Section      3.      Other Committees............................     11
        Section      4.      Committee Vacancies.........................     11
        Section      5.      Committee Meetings..........................     11

ARTICLE V.  Officers.....................................................     12

        Section      1.      Executive Officers..........................     12
        Section      2.      Other Officers..............................     13
        Section      3.      Term of Office..............................     13
        Section      4.      Removal of Officers.........................     13
        Section      5.      Vacancies...................................     13
        Section      6.      Compensation of Officers....................     13
        Section      7.      Chairman and Chief Executive Officer........     14
        Section      8.      Chairmen Emeritus and Vice Chairmen
                              of the Board...............................     14
        Section      9.      President and Chief Operating
                              Officer....................................     15
        Section      10.     Executive Vice Presidents,
                              Senior Vice Presidents and
                              Vice Presidents Elected by the Board.......     15
        Section      11.     Secretary...................................     16
        Section      12.     Treasurer...................................     16
        Section      13.     Powers and Duties of Other Officers.........     16

ARTICLE VI.  Division Officers...........................................     17

        Section      1.      Division President..........................     17
        Section      2.      Other Division Officers.....................     17
        Section      3.      Neither Executive Officers
                              Nor Other Officers.........................     17
        Section      4.      Term of Office..............................     17

ARTICLE VII.  Capital Shares.............................................     17

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                                TABLE OF CONTENTS

                                   (continued)

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                                                                            ----

        Section      1.      Certificates................................     17
        Section      2.      Cancellation of Certificates................     18
        Section      3.      Lost, Stolen or Destroyed
                              Certificates...............................     18
        Section      4.      Transfer of Shares..........................     19
        Section      5.      Transfer Agents and Registrars. ............     19
        Section      6.      Fixing of Record Date.......................     19

ARTICLE VIII.  Contracts, Checks, Drafts, Proxies........................     20

        Section      1.      Execution of Contracts......................     20
        Section      2.      Loans.......................................     20
        Section      3.      Checks, Drafts, etc.........................     21
        Section      4.      Proxies in Respect of
                              Securities of Other Corporations...........     21
        Section      5.      Execution of Instruments By An
                              Officer Holding More than One Office.......     21

ARTICLE IX. Indemnification..............................................     21

        Section      1.      Definitions.................................     21
        Section      2.      Indemnification by the Corporation. ........     22

ARTICLE X.  Definitions..................................................     22

ARTICLE XI.  Miscellaneous...............................................     23

        Section      1.      Books and Records...........................     23
        Section      2.      Dividends and Reserves......................     23
        Section      3.      Seal........................................     24
        Section      4.      Fiscal Year.................................     24

ARTICLE XII.  Amendments.................................................     24

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                         UNIROYAL CHEMICAL COMPANY, INC.

                           (a New Jersey Corporation)

                                     BY-LAWS

                                    ARTICLE I

                                     Offices

     Section 1. Registered Office in New Jersey. The registered office of the Corporation (as defined in Article X below) in the State of New Jersey shall be located at 28 State Street, Trenton, New Jersey 08608 and the name of the resident agent in charge thereof shall be The Corporation Trust Company.

     Section 2. Principal Executive Office. The principal executive office of the Corporation shall be located at World Headquarters, Benson Road, Middlebury, Connecticut 06749, or such other location as the Board of Directors shall determine.

     Section 3. Other Offices. In addition to the registered office in the State of New Jersey and the principal executive office, the Corporation may have offices at such other places within and without the State of New Jersey as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            Meetings of Shareholders

     Section 1. Annual Meetings. The annual meeting of shareholders of the Corporation for the election of directors and the transaction of such other business as may be brought before the meeting in accordance with the Certificate of Incorporation (as defined in Article X below) and these By-Laws shall be held on the date and at the time fixed from time to time by the Board of Directors within thirteen (13) months after the date of the preceding annual meeting. The annual meeting of shareholders of the Corporation shall not be called or held otherwise than as provided by law, in the Certificate of Incorporation or in these By-Laws.

                         UNIROYAL CHEMICAL COMPANY, INC.

                         UNANIMOUS CONSENT OF DIRECTORS

     The undersigned, being all of the duly elected directors of Uniroyal Chemical Company, Inc., a New Jersey Corporation, (the "Corporation"), as such directors hereby unanimously consent to and adopt the following resolution pursuant to Section 14A:2-9(1) of the Business Corporation Act of the State of New Jersey and Article XII of the By-Laws of the Corporation:

Amendment of By-Laws

     RESOLVED, that Section 2 of Article I (Principal Executive Office) of the By-Laws of the Corporation be deleted in its entirety and the following substituted in its place and stead:

     "Section 2. Principal Executive Office. The principal executive office of the Corporation shall be located at World Headquarters, Benson Road, Middlebury, Connecticut 06749, or such other location as the Board of Directors shall determine."

     IN WITNESS WHEREOF, the undersigned, being all of the Directors of the Corporation, do hereby consent to the foregoing action as of the 30th day of September, 1996.

                                        /s/ Vincent A. Calarco
                                        ----------------------------------------
                                        Vincent A. Calarco

                                        /s/ John T. Ferguson
                                        ----------------------------------------
                                        John T. Ferguson II

                                        /s/ Charles J. Marsden
                                        ----------------------------------------
                                        Charles J. Marsden

     Section 2. Special Meetings. Except as otherwise provided by law, special meetings of shareholders of the Corporation may be called only at the direction of the Chairman and Chief Executive Officer, the President and Chief Operating Officer or the Board of Directors.

     Section 3. Place of Meetings. Annual and special meetings of shareholders of the Corporation shall be held at the registered office of the Corporation, unless some other place within or without the State of New Jersey shall have been fixed by a resolution adopted by the Board and designated in the notice of meeting.

     Section 4. Notice of Meetings. Except as otherwise provided by law, notice of every meeting of shareholders of the Corporation, annual or special, stating the time, place and the purpose or purposes thereof, shall be given by the Chairman and Chief Executive Officer or the President and Chief Operating Officer or the Secretary of the Corporation to each shareholder of record entitled to vote at the meeting. Notice of the time, place and purposes of any annual or special meeting of shareholders may be dispensed with, with respect to any shareholder entitled to notice of and to vote at such meeting who shall sign a waiver of such notice, in person or by proxy, whether before or after such meeting. The attendance of any shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him.

     Section 5. Means of Giving Notice. A notice of any annual or special meeting of shareholders of the Corporation may be given either personally or by mail or other means of written communication, charges prepaid, addressed to the shareholder at such shareholder's address appearing on the stock transfer books of the Corporation or given by such shareholder to the Corporation for the purpose of notice. If a shareholder gives no address to the Corporation for the purpose of notice, notice is duly given to such shareholder is sent by mail or other means of written communication addressed to the place where the registered office of the Corporation is situated, or if published, at least once in a newspaper of general circulation in the county in which such office is located.

     Section 6. Time of Notice. Except as otherwise provided by law, any required notice of any meeting of shareholders of the Corporation shall be sent to each shareholder entitled

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thereto not less than ten (10) nor more than sixty (60) days prior to the date of the meeting.

     Section 7. Record Date. The record date for determining shareholders entitled to notice of and to vote at any meeting of shareholders of the Corporation shall be that date, not less than ten (10) nor more than sixty (60) days preceding the date of the meeting, fixed for such purpose by the affirmative vote of a majority of the Board, or, if no such date is fixed for such purpose by the Board of Directors, the close of business next preceding the day on which notice of the meeting is given, or, if notice of the meeting is not given, the day next preceding the day on which the meeting is held. The record date to determine shareholders entitled to give a written consent may not be more than sixty (60) days before the date fixed for tabulation of the consents or, if no date has been fixed for tabulation, more than sixty (60) days before the last day on which consents received may be counted. If no record date for any corporate action or event other than any meeting of shareholders is set, the record date shall be the close of business on the day on which the resolution of the board relating thereto is adopted. When a determination of shareholders of record for a shareholders' meeting has been made, such determination shall apply to any adjournment thereof, unless the Board fixes a new record date for the adjourned matter.

     Section 8. List of Shareholders. The officer who has charge of the stock transfer books of the Corporation shall prepare and make for every meeting of shareholders of the Corporation, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each shareholder and the number of shares registered in the name of each shareholder. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder.

     Section 9. Quorum. Except as otherwise provided by law, at any meeting of shareholders of the Corporation the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of the Corporation entitled to vote shall constitute a quorum for the transaction of business brought before the meeting in accordance with the Certificate of Incorporation and these By-Laws and, a quorum being present, the affirmative vote of the holders of a majority in voting power present in person or represented by proxy and entitled to vote shall be required to effect action by shareholders; provided, however, that the affirmative vote of a

                                       -3-
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plurality in voting power present in person or represented by proxy and entitled to vote shall be required to effect elections of directors. The shareholders present at any duly organized meeting of shareholders may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to have less than a quorum.

     Section 10. Adjournment. Any meeting of shareholders of the Corporation may be adjourned from time to time, without notice other than by announcement at the meeting by the chairman of the meeting at which such adjournment is taken, and at any such adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called.

     Section 11. Organization. At every meeting of shareholders of the Corporation, the Chairman and Chief Executive Officer or, in the absence of such officer, the President and Chief Operating Officer or, in the absence of both such officers, such individual as shall have been designated by the Chairman and Chief Executive Officer, or if such officer has not done so, then by the President and Chief Operating Officer, or if such officer has not done so, by a resolution adopted by the affirmative vote of a majority of the Board, shall act as chairman of the meeting. The Secretary of the Corporation or, in the absence of such officer, an Assistant Secretary in attendance or, in the absence of the Secretary and an Assistant Secretary, an individual appointed by the chairman of the meeting shall act as secretary of the meeting and keep a record of the proceedings of the meeting.

     Section 12. Agenda and Rules of Order. The chairman of the meeting shall have sole authority to prescribe the agenda and rules of order for the conduct of any meeting of shareholders of the Corporation and to determine all questions arising thereat relating to the order of business and the conduct of the meeting, except as otherwise required by law.

     Section 13. Conduct of Business at Meetings. Except as otherwise provided by law, at any annual or special meeting of shareholders of the Corporation only such business shall be conducted as shall have been properly brought before the meeting. In order to be properly brought before the meeting, such business must have been specified in the written notice of the meeting (or any supplement thereto) given to shareholders of record on the record date for such meeting by or at the direction of the Board of Directors.

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     Section 14.  Action by Shareholders Without a Meeting. Any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting upon the written consent of the shareholders who are entitled to cast the minimum number of votes which would be necessary to authorize such an action at a meeting at which all shareholders entitled to vote thereon were present and voting, except that in the case of:

          (A) The annual election of directors, such action may be taken without a meeting only if all shareholders entitled to vote thereon consent thereto in writing; and

          (B) Any action to be taken pursuant to New Jersey Law relating to mergers and consolidations, such action may be taken without a meeting only if all shareholders consent thereto in writing.

If the action is taken by the written consent of less than all of the shareholders, notice of such action shall be given to all non-consenting shareholders as required by the New Jersey Business Corporation Act. The written consent of the shareholders, which may be executed in counterparts, shall be filed with the minutes of the Corporation.

                                   ARTICLE III

                               Board of Directors

     Section 1. Board of Directors. The business and affairs of the Corporation shall be managed by the Board of Directors.

     Section 2. Qualifications of Directors. Each director shall be at least eighteen (18) years of age. Directors need not be shareholders of the Corporation.

     Section 3. Number of Directors. The Board of Directors shall consist of not fewer than three (3) nor more than fifteen (15) individuals, the exact number to be fixed from time to time by the Board of Directors.

                                       -5-
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     Section 4.   Election and Term of Office. The members of the Board of
Directors shall be elected by the shareholders at the annual meeting of shareholders and each director shall hold office until the annual meeting of shareholders next succeeding his or her election and until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

     Section 5. Vacancies. Any vacancy in the Board of Directors caused by death, resignation, retirement, disqualification or removal or any other cause (including an increase in the number of directors) may be filled solely by resolution adopted by the affirmative vote of a majority of the directors then in office, whether or not such majority constitutes less than a quorum, or by a sole remaining director. Any new director elected to fill a vacancy on the Board of Directors will serve for the remainder of the full term of the director for which the vacancy occurred. No decrease in the size of the Board of Directors shall have the effect of shortening the term of any incumbent director.

     Section 6. Resignation of Directors. Any director may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, and if no time be specified, shall take effect at the time of its receipt by the Chairman and Chief Executive Officer, the President and Chief Operating Officer or the Secretary of the Corporation. The acceptance of a resignation shall not be necessary to make it effective, but no resignation shall discharge any accrued obligation or duty of a director.

     Section 7. Removal of Directors. A duly elected director of the Corporation may be removed from such position, with cause, only by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital of the Corporation entitled to vote in the election of directors, voting as a single class.

     Section 8. Quorum of Directors. Except as otherwise required by law or by the Certificate of Incorporation or by these By-Laws, (i) a majority of the directors in office at the time of a duly assembled meeting shall constitute a quorum and be sufficient for the transaction of business, and (ii) any act of a majority of the directors present at a meeting at which there is a quorum shall be the act of the Board of Directors.

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

     Section 9. Place of Meetings. Subject to the provisions of Section 10 of this Article III, the Board of Directors may hold any meeting at such place or places within or without the State of New Jersey as it may determine.

     Section 10. Organization Meeting. After each annual meeting of shareholders of the Corporation, the Board of Directors shall meet immediately at the place where such meeting of shareholders was held for the purpose of organization, election of Executive Officers (as defined in Section 1 of Article V), and the transaction of other business, without notice.

     Section 11. Regular Meetings. Regular meetings of the Board of Directors may be held at such times and at such places within or without the State of New Jersey as the Board of Directors shall from time to time determine.

     Section 12. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman and Chief Executive Officer, the President and Chief Operating Officer or any two directors, and any such meeting shall be held at such time and at such place within or without the State of New Jersey as shall be specified in the notice of meeting.

     Section 13. Notice of Meetings. Subject to the provisions of Section 10 of this Article III, notice of the place, day and hour of every meeting of the Board of Directors shall be given to each director by mailing such notice at least two (2) days before the meeting to his or her known address or by personally delivering, telegraphing or telephoning such notice to him or her at least twenty-four (24) hours before the meeting.

     Section 14. Organization. The Chairman and Chief Executive Officer or, in the absence of such officer, the President and Chief Operating Officer shall call meetings of the Board of Directors to order and shall act as the chairman thereof. In the absence of the Chairman and Chief Executive Officer and the President and Chief Operating Officer, a majority of the directors present may elect as chairman of the meeting any director present. The Secretary of the Corporation or, in the absence of such officer, an Assistant Secretary in attendance or, in the absence of the Secretary and an Assistant Secretary, an individual appointed by the chairman of the meeting shall act as a secretary of the meeting and keep a record of the proceedings of the meeting.

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

     Section 15. Order of Business. Unless otherwise determined by the Board of Directors, the order of business and rules of order at any meeting of the Board of Directors shall be determined by the chairman of the meeting.

     Section 16. Adjournment. Any meeting of the Board of Directors may be adjourned from time to time by a majority of the directors present, whether or not they shall constitute a quorum, and no notice shall be required of any adjourned meeting beyond the announcement of such adjournment at the meeting, provided that at the adjourning meeting the time and place of the adjourned meeting are fixed and the period of adjustment does not exceed 10 days in any one adjournment.

     Section 17. Action by Board of Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all the members of the Board or the committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee, as the case may be.

     Section 18. Action by Conference Telephone. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, members of the Board of Directors or of any committee thereof may participate in a meeting of the Board of Directors or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting in such manner shall constitute presence in person at such meeting.

     Section 19. Compensation. Each director and each advisory director, in consideration of his or her serving as such, shall be entitled to receive from the Corporation such compensation as the Board of Directors shall from time to time determine, together with reimbursement for reasonable expenses incurred by him or her in attending meetings of the Board of Directors. Each director and each advisory director who shall serve as a member of any committee of the Board of Directors, in consideration of his or her serving as such, shall be entitled to such additional compensation as the Board of Directors shall from time to time determine, together with reimbursement for reasonable expenses incurred by him or her in attending meetings of such committee.

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

Nothing herein contained shall be construed to preclude any director or advisory director from serving the Corporation in any other capacity and receiving compensation therefor.

     Section 20. Advisory Directors. The Board of Directors may from time to time, by the affirmative vote of a majority of the entire Board, elect one or more advisory directors for such term(s) as the Board of Directors by resolution shall establish or until his or her earlier death, resignation, retirement, disqualification or removal. An advisory director shall attend meetings of the Board of Directors and shall attend meetings of the committees of the Board of Directors to which he or she is appointed. Advisory directors shall not be entitled to vote on any business coming before the Board of Directors or any committee thereof and shall not be counted for the purpose of determining the number of directors necessary to constitute a quorum, for the purpose of determining whether a quorum is present or for any other purpose whatsoever.

     The termination of any individual's relationship with the Corporation as an advisory director shall not be deemed to create a vacancy in the position of advisory director. Any or all of the advisory directors may be removed at any time with or without cause by the affirmative vote of (i) the holders of a majority of the voting power of the outstanding capital stock of the Corporation entitled to vote in the election of directors, voting as a single class, or (ii) a majority of the Board of Directors.

     Advisory directors shall not be directors of the Corporation and shall have no rights, privileges or powers other than those specifically provided in this
Section 20 or as may be specifically given or assigned to them by the Board of Directors or the Chairman and Chief Executive Officer.

                                   ARTICLE IV

                             Committees of Directors

     Section 1. Executive Committee. By a resolution adopted by the affirmative vote of a majority of the Board of Directors, the Board of Directors may designate three (3) or more of its members to constitute an Executive Committee. Such an Executive Committee, during intervals between meetings of the Board of Directors, shall have and exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be fixed to all papers which may require it, provided, however, that the Executive Committee shall not have any power or authority in reference to:

            (i) Amending the Certificate of Incorporation (except that the Executive Committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of capital adopted by the Board of Directors as provided in N.J.S.A. 14A:7-2, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of shares of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series);

           (ii) Amending, altering or repealing these By-Laws or making any by-law of the Corporation;

          (iii) Adopting an agreement of merger or consolidation under New Jersey Law relating to mergers and consolidations or a certificate of ownership and merger pursuant to New Jersey Law relating to mergers and consolidations;

           (iv) Submitting to shareholders any action that requires shareholder approval;

            (v) Fixing the compensation for service as a member of the Executive Committee or of the Board of Directors;

           (vi) Authorizing the issuance of any shares of capital of the Corporation;

          (vii) Declaring a dividend upon any class of shares of capital of the Corporation;

         (viii) Fixing the number of directors and electing or appointing a director of the Corporation or removing any Executive Officer, Other Officer or director; and

           (ix) Amending or repealing any resolution theretofore adopted by the Board which by its terms is amendable or repealable only by the Board.

     Section 2. Executive Committee to Report to the Board. The Executive Committee shall keep regular minutes of its proceedings and all action taken and resolutions adopted by the Executive Committee shall be reported to the Board of Directors at its meeting next succeeding such action or adoption; except that, when the meeting of the Board of Directors is held within two days after the committee meeting, such report shall, if not made at the first meeting, be made to the Board of Directors at its second meeting following such committee meeting, and such action shall be subject to revision or alteration by the Board of Directors; provided, however, that no rights of third parties shall be affected by any such revision or alteration.

     Section 3. Other Committees. By a resolution adopted by the affirmative vote of a majority of the Board of Directors, the Board of Directors may appoint one or more other committees, which may include as members directors only or directors and non-directors, as the Board of Directors may from time to time consider desirable, and such committees shall have such power and duties as the Board of Directors shall determine and as shall be specified in the resolution of appointment; provided, however, that the powers and duties of any such committee whose members shall include non-directors shall be limited to making recommendations to the Board of Directors.

     Section 4. Committee Vacancies. Any member of a committee appointed pursuant to this Article IV shall serve at the pleasure of the Board of Directors, which Board shall have the power at any time by the affirmative vote of a majority of the Board of Directors to remove any member, with or without cause, to fill vacancies in the membership of a committee and appoint one or more directors to serve as alternate members of any such committee to act in the absence or disability of members of any such committee with all the powers of such absent or disabled members. No committee appointed pursuant to this
Article IV shall have the power to fill any vacancy in the membership of such committee. Any committee appointed pursuant to Section 3 of this Article IV shall exist at the pleasure of the Board of Directors, which Board shall have the power at any time by the affirmative vote of a majority of the Board of Directors to change the powers and duties of any such committee or to dissolve it.

     Section 5. Committee Meetings. Regular meetings of a committee appointed pursuant to this Article IV shall be held at such times and at such places within or without the State of New Jersey as the Board of Directors or the committee shall from time to time determine, and no notice of such regular meetings shall

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be required. Special meetings of the Executive Committee may be called by the
Chairman and Chief Executive Officer or the President and Chief Operating Officer of the Corporation, and special meetings of any other committee may be called by the chairman of such committee or by the Chairman and Chief Executive Officer or by the President and Chief Operating Officer, and shall be called by the Secretary of the Corporation on the written request of any member of such committee. Notice of a special meeting of any committee shall be given to each member thereof by mailing such notice at least forty-eight (48) hours, or by personally delivering, telegraphing or telephoning the same at least eighteen
(18) hours, before the meeting. It shall not be requisite for the validity of any meeting of any committee that notice thereof shall have been given to any committee member who is present at the meeting or, if absent, waives notice thereof in writing filed with the records of the meeting either before or after the holding thereof. The majority of the members of a committee shall constitute a quorum for the transaction of committee business, and the act of a majority of the members present at any meeting at which there is a quorum shall be the act of the committee; provided, however, that in the case of the Executive Committee, in the event of a tie vote the Chairman and Chief Executive Officer shall have the deciding vote. A committee shall keep regular minutes of its meetings and all action taken or resolutions adopted shall be reported to the Board of Directors at the meeting of the Board next following such action except that, when the meeting of the Board of Directors is held within two days after the Executive Committee meeting, such report shall, if not made at the first meeting, be made to the Board of Directors at its second meeting following such committee meeting.

                                    ARTICLE V

                                    Officers

     Section 1. Executive Officers. At the organization meeting of the Board of Directors following the annual meeting of shareholders, the Board of Directors shall elect as executive officers of the Corporation a President and Chief Operating Officer, a Secretary and a Treasurer, and, if desired, a Chairman and Chief Executive Officer, one or more Chairmen Emeritus, Vice Chairmen, Executive Vice Presidents, Senior Vice Presidents and Vice Presidents. All such executive officers elected by the Board of Directors are referred to in these By-Laws as "Executive Officers." The Board of Directors may from time to time appoint such other officers and agents of the Corporation as the interests of the Corporation may require and may fix their duties and terms of office. To the extent permitted by law, any number of offices may be held by the same person.

     Section 2. Other Officers. In addition to the Executive Officers elected by the Board of Directors pursuant to Section 1 of this Article V, the Chairman and Chief Executive Officer and the President and Chief Operating Officer may from time to time appoint such other officers of the Corporation, including Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers and Controllers, as the interests of the Corporation may require (the "Other Officers"); provided, however, that no Other Officer may be appointed to the office of Chairman Emeritus, Vice Chairman, President and Chief Operating Officer, Executive Vice President, Senior Vice President, Vice President, Secretary or Treasurer. Each appointment of an Other Officer shall be in writing and shall set forth the duties of the Other Officer being appointed and, subject to Section 3 of this Article V, such officer's term of office.

     Section 3. Term of Office. Each Executive officer shall hold office until the organization meeting of the Board of Directors following the annual meeting of shareholders next succeeding such officer's election and until such officer's successor is elected and qualified, or until such officer's earlier death, resignation, retirement or removal. Each Other Officer shall hold office for a term to be decided by the appointing Chairman and Chief Executive Officer or President and Chief Operating Officer, as the case may be; provided, however, that no such term shall be for a period longer than the term of office of the appointing Chairman and Chief Executive Officer or President and Chief Operating Officer.

     Section 4. Removal of Officers. Any Executive Officer or Other Officer may be removed from office with or without cause at any time by the affirmative vote of a majority of the Board of Directors. Any Other Officer may be removed from office at any time with or without cause by the Chairman and Chief Executive Officer or President and Chief Operating Officer.

     Section 5. Vacancies. A vacancy in any Executive Office or Other Office arising from any cause may be filled for the unexpired portion of the term by the Board of Directors. A vacancy in any Other Office arising from any cause may be filled for the unexpired portion of the term by the Chairman and Chief Executive Officer or President and Chief Operating Officer.

     Section 6. Compensation of Officers. The salaries or compensation, if any, of the Chairman and Chief Executive Officer and the President and Chief Operating Officer shall be fixed by the Board of Directors. The salaries or compensation of the other Executive Officers, and of the Other Officers and division officers, if there be any, may be fixed from time to time by the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer.

     Section 7. Chairman and Chief Executive Officer. The Chairman and Chief Executive Officer shall be Chairman of the Board of Directors and of the Executive Committee, if any, shall be the Chief Executive Officer of the Corporation and, subject to the control of the Board of Directors, shall have general charge and control of the business and affairs of the Corporation with power and authority, when acting in the ordinary course of business of the Corporation, in the name and on behalf of the Corporation and under its seal attested by the Secretary or an Assistant Secretary of the Corporation, or otherwise to (i) execute and deliver agreements, contracts, certificates and other instruments, (ii) purchase and accept delivery of stocks, bonds, evidences of interest and indebtedness, rights and options to acquire the same, and all other securities, whether negotiable or non-negotiable, (iii) sell, assign, transfer and deliver all stocks, bonds, evidences of interest and indebtedness, rights and options to acquire the same, and all other securities, corporate or otherwise, now or hereafter standing in the name of or owned beneficially by the Corporation, (iv) open and maintain accounts with banking institutions, including investment banks and brokerage firms, and (v) borrow from First Fidelity Bank, Newark, New Jersey, Midlantic National Bank, Edison, New Jersey, Irving Trust Company, New York, New York, and Manufacturers Hanover Trust Company, New York, New York, or any other banking institution, including investment banks and brokerage firms, such sums of money for such periods of time and upon such terms as such officer shall deem necessary or appropriate, and execute and deliver notes, other evidences of indebtedness and agreements for the repayment of any sums so borrowed in the name and on behalf of the Corporation; provided, however, that no borrowing pursuant to this clause (v) shall have an original maturity of more than one year. Such officer shall preside at all meetings of shareholders of the Corporation, the Board of Directors and the Executive Committee at which such officer is present. Such officer shall perform all other duties and enjoy all other powers which are commonly incident to the office of Chairman and Chief Executive Officer, or are delegated to such officer from time to time by the Board of Directors or are or may at any time be authorized or required by law.

     Section 8. Chairmen Emeritus and Vice Chairmen of the Board. The Chairmen Emeritus and Vice Chairmen of the Board, if there be any, shall be members of the Board of Directors and shall have such powers and perform such duties as may from time to time be assigned to them by the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer.

     Section 9. President and Chief Operating Officer. The President and Chief Operating Officer shall be a member of the Board of Directors and of the Executive Committee, if any, shall be the chief operating officer of the Corporation responsible for directing, administering and coordinating the business operations of the Corporation in accordance with policies, goals and objectives established by the Board of Directors and the Chairman and Chief Executive Officer with power and authority, when acting in the ordinary course of business of the Corporation, in the name and on behalf of the Corporation and under its seal attested by the Secretary or an Assistant Secretary of the Corporation, or otherwise, to (i) execute and deliver agreements, contracts, certificates and other instruments, (ii) sell, assign, transfer and deliver all stocks, bonds, evidences of interest and indebtedness, rights and options to acquire the same, and all other securities, corporate or otherwise, now or hereafter standing in the name of or owned beneficially by the Corporation,
(iii) open and maintain accounts with banking institutions, including investment banks and brokerage firms, and (iv) borrow from First Fidelity Bank, Newark, New Jersey, Midlantic National Bank, Edison, New Jersey, Irving Trust Company, New York, New York, and Manufacturers Hanover Trust Company, New York, New York or any other banking institution, including investment banks and brokerage firms, such sums of money for such periods of time and upon such terms as such officer shall deem necessary or appropriate, and execute and deliver notes, other evidences of indebtedness and agreements for the repayment of any sums so borrowed in the name and on behalf of the Corporation; provided, however, that no borrowing pursuant to this clause (iv) shall have an original maturity of more than one year. Such officer shall perform all other duties and enjoy all other powers which are commonly incident to the office of President and Chief Operating Officer or which are delegated to such officer by the Board of Directors or the Chairman and Chief Executive Officer. In the absence of the Chairman and Chief Executive Officer, the President and Chief Operating Officer shall perform all duties and may exercise all powers of the Chairman and Chief Executive Officer and shall preside at meetings of shareholders of the Corporation, the Board of Directors and the Executive Committee.

     Section 10. Executive Vice Presidents, Senior Vice Presidents and Vice Presidents Elected by the Board. The Executive

Vice Presidents, the Senior Vice Presidents and the Vice Presidents elected by the Board of Directors pursuant to Section 1 of this Article V, if there be any, shall have such powers and perform such duties as may from time to time be assigned to them by the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer.

     Section 11. Secretary. The Secretary shall record the proceedings of all meetings of shareholders of the Corporation and of the Board of Directors and the Executive Committee which such officer attends in a book or books to be kept for that purpose. Such officer shall attend to the giving and serving of all notices on behalf of the Corporation, shall have custody of the records and the seal of the Corporation and shall affix the seal to any instrument which requires the seal of the Corporation. Such officer shall, in general, perform all the duties and functions incident to the office of Secretary and shall also perform such other duties as may from time to time be assigned to such officer by the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer.

     Section 12. Treasurer. The Treasurer shall have custody and control of all funds and securities of the Corporation, except as otherwise provided by the Board of Directors. Such officer shall keep full and accurate accounts of all receipts and disbursements of the Corporation in books to be kept for that purpose, shall deposit all money and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors, and shall render to the Chairman and Chief Executive Officer, the President and Chief Operating Officer or the Board of Directors, whenever any of them may require it, an account of all such officer's transactions as Treasurer and an account of the financial condition of the Corporation. Such officer shall also perform such other duties as may from time to time be assigned to such officer by the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer.

     Section 13. Powers and Duties of Other Officers. The Other Officers shall have such powers and perform such duties as may from time to time be assigned to them by the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer.

                                   ARTICLE VI

                                Division Officers

     Section 1. Division President. In case any business or affairs of the Corporation are carried on by the Corporation as an unincorporated division of the Corporation, the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer may appoint a Division President who shall have such powers, authorities, functions and responsibilities with respect to the business and affairs of such division as amy be delegated to such Division President by the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer.

     Section 2. Other Division Officers. In case a Division President is appointed in accordance with Section 1 of this Article VI, such Division President may designate one or more other officers for the respective division. Each such division officer shall have and exercise such powers, authorities, functions and responsibilities with respect to the business and affairs of such division as may be delegated to such division officer by the Division President.

     Section 3. Neither Executive Officers Nor Other Officers. A division officer appointed pursuant to the Article VI shall not be an Executive Officer unless specifically elected as such by the Board of Directors and shall not be an Other Officer unless specifically appointed as such by the Chairman and Chief Executive Officer or the President and Chief Operating Officer.

     Section 4. Term of Office. A division officer shall be subject to removal at any time with or without cause by the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer, and, if such division officer is not a Division President, by the Division President of the Division of which such division officer is an officer.

                                   ARTICLE VII

                                 Capital Shares

     Section 1. Certificates. Each shareholder of the Corporation shall be entitled to a certificate or certificates signed by or in the name of the Corporation by the Chairman and Chief Executive Officer, the President and Chief Operating Officer, and Executive Vice President or a Senior Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or and Assistant Secretary, certifying the number of shares of capital of the Corporation owned by such shareholder. Any or all of the signatures on the certificate may be a facsimile.

     In case any officer, Transfer Agent or Registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, Transfer Agent or Registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he, she or it was such officer, Transfer Agent or Registrar at the date of issue.

     All certificates of each class or series shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Every certificate shall certify the name of the Person owning the shares represented thereby, with the number of shares and the date of issue. The names and addresses of all Persons owning shares of the Corporation, with the number of shares owned by each and the date or dates of issue of the shares held by each, shall be entered in the books of the Corporation kept for that purpose by the proper officers, agents or employees of the Corporation.

     The Corporation shall be entitled to treat the holder of record of any share of shares of capital of the Corporation as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other Person, whether or not it has actual or other notice thereof, except as provided by law.

     Section 2. Cancellation of Certificates. All certificates surrendered to the Corporation shall be cancelled and, except in the case of lost, stolen or destroyed certificates, no new certificates shall be issued until the former certificate or certificates for the same number of shares of the same class of shares have been surrendered and cancelled.

     Section 3. Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of the fact by the

Person claiming the certificate or certificates to be lost, stolen or destroyed. In its discretion and as a condition precedent to the issuance of any such new certificate or certificates, the Board of Directors may require that the owner of such lost, stolen or destroyed certificate or certificates, or such Person's legal representative, advertise the same in such manner as the Board shall require and/or give the Corporation and its Transfer Agent or Agents, Registrar or Registrars a bond in such form and amount as the Board of Directors may direct as indemnity against any claim that may be made against the Corporation and its Transfer Agent or Agents, Registrar or Registrars, and that the owner requesting such new certificate or certificates obtain a final order or decree of a court of competent jurisdiction as such owner's right to receive such new certificate or certificates.

     Section 4. Transfer of Shares. Shares of capital shall be transferable on the books of the Corporation by the holder thereof, in person or by duly authorized attorney, upon the surrender of the certificate or certificates representing the shares to be transferred, properly endorsed, with such proof or guarantee of the authenticity of the signature as the Corporation or its agents may reasonably require.

     Section 5. Transfer Agents and Registrars. The Corporation may have one or more Transfer Agents and one or more Registrars of its shares, whose respective duties the Board of Directors may define from time to time. No certificate shall be valid until countersigned by a Transfer Agent, if the Corporation shall have a Transfer Agent, or until registered by the Registrar, if the Corporation shall have a Registrar. The duties of Transfer Agent and Registrar may be combined.

     Section 6. Fixing of Record Date. The Board of Directors may fix in advance a date, which shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of shareholders nor more than sixty (60) days before the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares of capital shall go into effect, or a date in connection with obtaining written consent of the shareholders to any action without a meeting, where the immediately preceding date is the date fixed for tabulation of the consents or, if no date has been fixed for tabulation, the last day on which consents received may be counted, as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of shares of capital, or to give such consent, and in such case such shareholders, and only such shareholders as shall be shareholders of record on the date so fixed, shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any such record date fixed as aforesaid.

                                  ARTICLE VIII

                       Contracts, Checks, Drafts, Proxies

     Section 1. Execution of Contracts. The Board of Directors may authorize any Executive or Other Officer, agent or employee of the Corporation to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances, and, unless so authorized by the Board of Directors, no Executive or Other Officer, agent or employee except the Chairman and Chief Executive Officer and the President and Chief Operating Officer shall have any power or authority to bind the Corporation by any contract or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.

     Section 2. Loans. Except as otherwise provided in these By-Laws, no loan shall be contracted in the name or on behalf of the Corporation, and no evidence of indebtedness shall be issued, endorsed or accepted in its name, or on its behalf, unless authorized by the Board of Directors. Such authority may be general or confined to specific instances. When so authorized, the Executive or Other Officer, agent or employee thereunto authorized may effect loans and advances at any time for the Corporation from any Person (including any bank, trust company or other institution) and for such loans and advances may make, execute and deliver promissory notes or other evidences of indebtedness of the Corporation, and, when authorized as aforesaid, as security for the payment of any and all loans and advances may make, execute and deliver promissory notes or other evidences of indebtedness and liabilities of the Corporation, may mortgage, pledge, hypothecate or transfer any real or personal property at any time owned or held by the Corporation, and to that end execute instruments of mortgage or pledge or otherwise transfer such property.

     Section 3. Checks, Drafts, etc. All checks, drafts, bills of exchange or other orders for the payment of money, obligations, notes or other evidences of indebtedness, bills of lading, warehouse receipts and insurance certificates of the Corporation, shall be signed or endorsed by the Chairman and Chief Executive Officer, the President and Chief Operating Officer or such other Executive Officer or Other Officer, agent, attorney, or employee of the Corporation as shall from time to time be determined by the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer.

     Section 4. Proxies in Respect of Securities of Other Corporations. The Chairman and Chief Executive Officer, the President and Chief Operating Officer and such other Executive or Other Officers as are designated by the Chairman and Chief Executive Officer or the President and Chief Operating Officer are authorized to vote by casting a ballot in person or by voting by proxy on behalf of the Corporation the shares owned by the Corporation of the stock or other securities in any other corporation at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation.

     Section 5. Execution of Instruments By An Officer Holding More than One Office. No person holding more than one Executive Office or Other Office shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law or by these By-laws to be executed, acknowledged, or verified by two or more Executive Officers or Other Officers, as the case may be.

                                   ARTICLE IX

                                 Indemnification

     Section 1. Definitions. For purposes of this Article IX the following definitions, as well as all other definitions set forth in N.J.S.A. 14A:3-5 shall apply:

          a. "Other Enterprise" shall mean any domestic or foreign corporation other than the indemnifying corporation, and any partnership, joint venture, sole proprietorship, trust or other enterprise, (including employee benefit plans governed by the Act of Congress entitled "Employee Retirement Income Security Act of 1974" ("ERISA"), as amended from time to time), whether or not for profit served by an individual referred to in Section 2 of this Article IX.

          b. "Fines" shall include, but not be limited to, any excise taxes assessed on a person with respect to employee benefit plans governed by ERISA.

          c. "Serving at the request of the Corporation" shall include, but not be limited to, any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan governed by ERISA, its participants, or beneficiaries.

     Section 2. Indemnification by the Corporation. The Corporation shall, and by reason of the enactment of this By-Law hereby does, indemnify each any every individual (including his or her heirs, executors and assigns) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, Executive Officer or Other Officer or employee of the Corporation, or, while a director, Executive Officer or Other Officer or employee of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or is or was also serving as a "fiduciary" of an employee benefit plan governed by ERISA, if the Corporation shall have requested any such individual to so serve, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with such action, suit or proceeding, to the full extent that it has the power to do so under New Jersey Law. Such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any agreement, contract of insurance, vote of shareholders or disinterested directors, or other By-Laws or otherwise, or of the broader power of the Corporation to indemnify a director, Executive Officer, Other Officer, employee or agent of the Corporation as authorized by New Jersey Law.

                                    ARTICLE X

                                   Definitions

     For purposes of these By-Laws, the following terms shall have the meanings set forth below:

          "Corporation" shall mean UNIROYAL CHEMICAL COMPANY, INC.

          "New Jersey Law" shall mean the New Jersey Business Corporation Act, as amended from time to time.

          "Executive Officers" shall have the meaning set forth in Section 1 of
     Article V of these By-Laws.

          "Other Officers" shall have the meaning set forth in Section 2 of
     Article V of these By-Laws.

          "Person" shall mean any individual, firm, corporation or other entity.

          "Certificate of Incorporation" shall mean the Certificate of Incorporation of the Corporation, as from time to time amended.

          "Voting Shares" shall mean any issued and outstanding shares of capital of the Corporation entitled to vote generally in the election of directors.

          "New Jersey Business Corporation Act" shall mean N.J.S.A. 14A:1-1 et seq., as amended from time to time.

                                   ARTICLE XI

                                  Miscellaneous

     Section 1. Books and Records. The books and records of the Corporation may be kept at such places within or without the State of New Jersey as the Board of Directors may from time to time determine. The stock transfer books and the blank share certificate books shall be kept by the Secretary or by any other officer or agent designated by the Board of Directors.

     Section 2. Dividends and Reserves. The Board of Directors, from time to time, may determine whether any, and, if any, what part of the surplus of the Corporation, available therefor pursuant to law and the Certificate of Incorporation, shall be declared by it as dividends on the shares of capital of the Corporation. The Board of Directors, in its discretion, in lieu of declaring any such dividend, may use and apply any of such surplus as a reserve for working capital, to meet contingencies, for the purpose of maintaining or increasing the property or business of the Corporation or for any other lawful purpose which it may think conducive to the best interests of the Corporation.

     Section 3. Seal. The corporate seal of the Corporation shall be in the form of a circle and shall bear the name of the Corporation and the year and state of its incorporation.

     Section 4. Fiscal Year. The fiscal year of the Corporation shall end on such day in each year as shall be determined by the Board of Directors.

                                   ARTICLE XII

                                   Amendments

     All By-Laws of the Corporation shall be subject to alteration, amendment or repeal, in whole or in part, and new By-Laws not inconsistent with New Jersey Law or any provision of the Certificate of Incorporation may be made, by (i) the affirmative vote of shareholders holding not less than two-thirds of the voting power of the Voting Shares (as defined in Article X above) of the Corporation then entitled to vote on such issue, or (ii) the affirmative vote of not less than two-thirds of the directors of the Corporation then holding office and entitled to vote on such issue.

                                   ----------

                            ACTION BY WRITTEN CONSENT
                               OF THE SHAREHOLDERS
                        OF UNIROYAL CHEMICAL COMPANY INC.
                                 AUGUST 15, 2004

                                   ----------

          The undersigned, being all of the shareholders (the "Shareholders") of Uniroyal Chemical Company, Inc., a New Jersey corporation (the "Corporation"), acting pursuant to Section 14A:5-6 of the New Jersey Business Corporation Act, and pursuant to Section 14 of the By-Laws of the Corporation, hereby adopt, by this written consent, the following resolutions with the same force and effect as if they had been unanimously adopted at a duly convened meeting of the shareholders of the Corporation:

     WHEREAS, the Shareholders desire to amend certain provisions of the Corporation's by-laws as currently in effect (the "By-Laws"), and to ratify, confirm, approve and adopt certain actions previously taken by its directors and/or officers; and

     WHEREAS, the Shareholders also desire to approve and ratify actions previously taken by the certain of the Corporation's wholly-owned subsidiaries, Crompton Colors Incorporated, Davis-Standard Corporation, Naugatuck Treatment Company, and Monochem, Inc. (collectively, the "Subsidiaries"), including amendments to certain provisions of their respective by-laws and the ratification, confirmation, approval and adoption of certain actions previously taken by their respective directors and/or officers; and

     WHEREAS, Article XII of the By-Laws provide that the By-Laws may be amended by the affirmative vote of the holders of a two-thirds of the voting power of the shares of the Corporation;

     NOW THEREFORE, BE IT THEREFORE RESOLVED, that the By-laws of the Corporation are hereby amended as follows:

          Article III, Section 3, which reads:

          "The Board of Directors shall consist of not fewer than three (3) nor more than fifteen (15) individuals, the exact number to be fixed from time to time by the Board of Directors."

          is amended to read:

          "The Board of Directors shall consist of not fewer than two (2) nor more than fifteen (15) individuals, the exact number to be fixed from time to time by the Board of Directors. As of the date hereof, the Board shall consist of two members, Karen R. Osar and Lynn A. Schefsky, until changed as hereinafter provided."; and

     FURTHER RESOLVED, that the Shareholders hereby ratify, confirm, adopt and approve the Actions by Written Consent, including all of the transactions, authority and appointments set forth therein, of the Board of Directors of the Corporation dated July 19, 2004 (the "July 19, 2004 Resolutions"); and

     FURTHER RESOLVED, that the Shareholders hereby ratify, confirm, adopt and approve any and all actions previously taken by the Corporation or any of its directors or officers in connection with the documents, transactions and actions contemplated by or arising out of the July 19, 2004 Resolutions, including but not limited to, the execution and delivery of purchase agreements, registration rights agreements, indentures, guarantees, credit agreements, security agreements, loan documents, engagement of counsel and other advisors, and the incurrence of expenses; and

     FURTHER RESOLVED, that the Board of Directors of the Corporation be, and it hereby is, and the Officers (as such term is defined in the July 19, 2004 Resolutions) be and each of them hereby is, authorized and directed to take or cause to be taken all such further actions, to execute and deliver or cause to be executed and delivered all such further instruments and documents in the name and on behalf of the Corporation and to incur all such fees and expenses as in its judgment shall be necessary or advisable in order to carry out fully the intent and purposes of the foregoing resolutions or the July 19, 2004 Resolutions; and

     FURTHER RESOLVED, that each director, President or Vice President, Treasurer or Assistant Treasurer, or Secretary or Assistant Secretary or other officer of each Subsidiary (the "Subsidiary Officers") be and each of them hereby is, authorized to execute unanimous written consents on behalf of such Subsidiaries to amend their respective by-laws, including amendments to the number of directors of such Subsidiaries, whether such amendments have the effect of increasing or decreasing the number of previously authorized directors of such Subsidiaries, and to authenticate and/or deliver copies of such unanimous written consents to third parties as the Subsidiary Officers shall deem necessary or advisable; and

     FURTHER RESOLVED, that the Shareholders hereby ratify, confirm, adopt and approve any and all actions previously taken by the each of the Subsidiaries or any of the Subsidiary Officers or any of their agents in connection with the documents, transactions and actions contemplated by or arising out of any resolutions of such Subsidiary, which are substantially similar to the July 19, 2004 Resolutions, including but not

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

     limited to, the execution and delivery of purchase agreements, registration rights agreements, indentures, guarantees, credit agreements, security agreements, loan documents, engagement of counsel and other advisors, and the incurrence of expenses; and

     FURTHER RESOLVED, that each Subsidiary Officer be and each of them hereby is, authorized and directed to take or cause to be taken all such further actions, to execute and deliver or cause to be executed and delivered all such further instruments and documents in the name and on behalf of each of the Subsidiaries and to incur all such fees and expenses as in its judgment shall be necessary or advisable in order to carry out fully the intent and purposes of any resolutions of such Subsidiary, which are substantially similar to the July 19, 2004 Resolutions, or to approve, ratify and adopt any such resolutions; and

     FURTHER RESOLVED, that this Action by Written Consent may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be deemed to constitute one or the same Action by Written Consent.

     The undersigned Shareholders hereby waive notice of a meeting and the holding of any meeting to act upon said resolution, as well as any and all notice required under the Certificate of Incorporation of the Corporation, the By-Laws or the laws of the State of New Jersey in order to enter into and execute the foregoing resolutions, and do hereby direct that this consent be included in the minute books of the Corporation.

                                      * * *

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

     IN WITNESS WHEREOF, the undersigned being all of the shareholders of Uniroyal Chemical Company Inc., have executed this written consent as of the 15th day of August, 2004.

                                             CROMPTON CORPORATION

                                             By:    /s/ BARRY J. SHAINMAN
                                                --------------------------------
                                             Name:  BARRY J. SHAINMAN
                                             Title: SECRETARY

                                             CROMPTON HOLDINGS GmbH

                                             By:    /s/ MARC VAN GERWEN
                                                --------------------------------
                                             Name:  MARC VAN GERWEN
                                             Title: MANAGING DIRECTOR

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